Exhibit 99.1
PRESS RELEASE
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Masonite International Corporation to Acquire Endura Products, a Leading Innovator of High-Performance Door System Components
•Aligns with the Masonite Doors That Do MoreTM strategy by accelerating innovation across the door system to unlock the value of fully integrated products
•Expands total addressable markets by adding access to incremental product categories with a focus on premium segments
•Complements and expands existing distribution channels and customer relationships
•Endura trailing twelve-month net sales* of approximately $270 million through September 2022
(Tampa, FL, November 3, 2022) - Masonite International Corporation ("Masonite") (NYSE: DOOR) today announced that a wholly owned subsidiary has entered into a definitive agreement to acquire the holding company of Endura Products (“Endura”), for approximately $375 million in cash, subject to customary closing adjustments and regulatory approval.
Endura is a leading innovator and manufacturer of high-performance door frames and door system components. The company’s product offerings include engineered frames, self-adjusting sill systems, weather sealing, multi-point locks and installation accessories used by builders and contractors in residential new construction as well as repair and remodeling applications. Endura has a long history of product innovation and holds more than 100 patents on its door system components.
“We are thrilled to welcome the Endura team to the Masonite family,” said Howard Heckes, President and CEO of Masonite. “Endura shares our passion for creating solutions that address homeowner needs for comfort, security, style and convenience. In recent years, we have significantly increased our level of collaboration with Endura on new product offerings featuring integrated door systems that drive superior performance. The combination of our two companies is a natural fit that will allow us to accelerate our Doors That Do MoreTM strategy and maximize our growth potential.”
Founded in 1954, Endura has been a family-owned business for three generations. The company employs approximately 800 people across four facilities located in North Carolina, Texas and Oregon. Endura products are sold to distributors located throughout the United States and Canada, as well as direct to OEMs and online. Endura’s net sales* for the twelve months ended September, 2022 were approximately $270 million representing a compound annual growth rate of 17% since 2019^.
“I am very proud of the work we have done at Endura over the past seven decades to build a trusted brand, an amazing portfolio of innovative products, world-class manufacturing operations and a book of business based on tremendous customer relationships,” said Bruce Procton, President of Endura. “We have been partners with Masonite for more than 25 years, and I could not think of a better company to help take Endura into the next era. In combination with the resources and talent at Masonite we will be able to continue to provide the best possible products, service and support for existing customers while moving even faster to bring new door system solutions to market.”
masonite.com

Masonite plans to integrate the Endura business into its North American Residential business segment. Bruce Procton and his leadership team will remain part of the business to ensure a smooth transition for Endura customers and to focus on new product development and commercialization. A cross-functional team has been formed to plan the integration and deliver anticipated synergies, including sourcing and other cost synergies as well as longer-term opportunities for growth. The transaction will be funded with a combination of cash on hand, borrowings under the recently upsized ABL credit facility and an expected new term loan.
The transaction is currently expected to close near the end of 2022, subject to the satisfaction of customary closing conditions, including expiration of the waiting period under the Hart Scott Rodino Antitrust Improvements Act.
Masonite management will discuss the transaction further on its third quarter 2022 corporate earnings conference call on November 8, 2022, at 9:00 am Eastern Time.
Wachtell, Lipton, Rosen & Katz is serving as legal counsel for Masonite in connection with the transaction and Simpson Thacher & Bartlett LLP is serving as financing counsel for Masonite.
*Endura trailing twelve-month net sales ending September, 2022 based on unaudited financial results
^Compound annual growth rate calculated based on Endura’s unaudited trailing twelve-month net sales ended September 2022 and fiscal full year net sales ended November 2019.
About Masonite
Masonite International Corporation is a leading global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems for the new construction and repair, renovation and remodeling sectors of the residential and non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves more than 7,000 customers globally. Additional information about Masonite can be found at www.masonite.com.
Forward-looking Statements
This press release contains "forward-looking statements" within the meaning of the federal securities laws, including our discussion of the pending acquisition of Endura, including its expected closing date, the receipt of required regulatory approvals and our ability to successfully integrate Endura’s business and achieve the expected synergies, and statements relating to our economic performance and financial condition, including, in particular, statements relating to our business and growth strategy and product development efforts and ability to achieve the revenues, cost savings, synergies and other anticipated benefits associated with the pending transaction. When used in this press release, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology.
Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, downward trends in our end markets and in economic conditions; reduced levels of residential new construction; residential repair, renovation and remodeling; and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; our ability to accurately anticipate demand for our products; impacts on our business including seasonality, weather and climate change; scale and scope of the ongoing coronavirus ("COVID-19") pandemic and its impact on our operations, customer demand and supply chain; inflation, including increases in prices of raw materials and fuel; tariffs and evolving trade policy and friction between the United States and other countries, including China, and the impact of anti-dumping and countervailing duties; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including potential disruptions, manufacturing realignments (including related restructuring charges) and customer credit risk; product liability claims and product recalls; our ability to generate sufficient cash flows to fund our capital expenditure requirements, to meet our pension obligations and to meet our debt service obligations, including our obligations under our senior notes and our asset-based revolving credit facility ("ABL Facility"); limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes and ABL Facility; fluctuating foreign exchange and interest rates; our ability to replace our expiring patents and to innovate, keep pace with technological developments and successfully consummate and integrate acquisitions; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks; political, economic and other risks that arise from operating a multinational business; uncertainty relating to the United Kingdom's exit from the European Union; retention of key management personnel; and environmental and other government regulations, including the United States Foreign Corrupt Practices Act ("FCPA"), and any changes in such regulations. For a more detailed discussion of these factors, see the information under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward Looking Statements” in our most recent annual report on Form 10-K filed with the SEC on February 24, 2022, in each case as updated by our subsequent filings with the SEC. Masonite undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Marcus Devlin
DIRECTOR, INVESTOR RELATIONS
mdevlin@masonite.com
813.371.5839

Lori Conrad
DIRECTOR, EXTERNAL COMMUNICATIONS
lconrad@masonite.com
813.739.1828
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